UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2009

WOLFE CREEK MINING INC.
(Exact name of registrant as specified in its charter)

Delaware	333-149626	32-0218005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

114 S. Main Street Suite 201
Fond Du Lac
WI 54935-4229

 (Address of principal executive offices) (zip code)

(209) 881-3523
 (Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously reported, pursuant to an Agreement and Plan of Merger, Green EnviroTech Acquisition Corp. merged into Green EnviroTech Corp. and as a result, Green EnviroTech Corp. became a subsidiary of Wolfe Creek Mining, Inc. (the "Registrant").

On December 23, 2009, the Registrant dismissed Seale and Beers, CPAs (“Seale and Beers”) the Registrant’s independent registered public accounting firm. Seale and Beers never served as the independent registered public accounting firm for Green EnviroTech Corp.  The financial statements for Green EnviroTech Corp. for the year ended December 31, 2008, were audited by KBL, LLP.  The Registrant’s financial statements for the years ended December 31, 2008 and 2007 were audited by a previously dismissed auditor.

From August 6, 2009, when Seale and Beers were engaged though the subsequent interim period ended September 30, 2009 (i) there were no disagreements between the Registrant and Seale and Beers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Seale and Beers would have caused Seale and Beers to make reference to the matter in its reports on the Registrant’s financial statements; and  (ii) there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K. Seale and Beers’ report on the review of the Registrant's interim financial statements for the quarter ended September 30, 2009 included a going-concern qualification.

The Registrant has provided Seale and Beers with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Seale and Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter is filed as an exhibit  to this report.

On December 18, 2009, the Registrant engaged KBL, LLP (“KBL”) to serve as the Registrant’s independent registered public accounting firm for the year ending December 31, 2009.  During  the period from October 6, 2008 (inception) through the fiscal year ended December 31, 2008 and subsequent interim periods through September 30, 2009 neither the Registrant nor anyone acting on its behalf consulted with KBL on any matters or events set forth in Item 304(a)(2) of Regulation S-K.

           The decision to dismiss Seale and Beers and appoint KBL was approved by the Registrant’s board of directors on December 18, 2009.

Item 9.01. Financial Statements and Exhibits.

16.1 Letter from Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wolfe CREEK MINING, INC.

Dated: December 30, 2009	By:	/s/ Gary M. De Laurentiis
Name: Gary M. De Laurentiis
Title: Chief Executive Officer